Exhibit 10.36

          Form of Amended and Restated Warrant issued November 2, 1998 to Certain Members of Management and Several Employees.

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE SUCH A REGISTRATION IS IN EFFECT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT.

                              AUTOTOTE CORPORATION
                          (formerly UNITED TOTE, INC.)

                          COMMON STOCK PURCHASE WARRANT

                             Issued October 31, 1991

                              Amended and Restated
                        Effective as of November 2, 1998

[No. ]

      Autotote Corporation, a Delaware corporation (the "Company"), for value received, hereby certifies that ____________, or registered assigns, is entitled to purchase from the Company _________ duly authorized, validly issued, fully paid and nonassessable shares (as such number of shares may be adjusted pursuant to Sections 2 through 4 below, the "Warrant Shares") of Class A Common Stock, par value $.01 per share (the "Common Stock"), of the Company at the initial purchase price per share of $1.6875 (the "Initial Warrant Price"), at any time or from time to time prior to 5:00 p.m., eastern standard time, on October 31, 2002, (the "Expiration Date"), but, except in the event of a Change in Control (as hereinafter defined), no earlier than November 1, 1999 (the "November Date"), all subject to the terms, conditions and adjustments set forth below in this Warrant. Certain capitalized terms used in this Warrant are defined in
Section 11 hereof.

1.    EXERCISE OF WARRANT

      1.1.  Manner of Exercise; Payment

    1.1.1. Exercise and Payment. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day on or prior to the Expiration Date, but, except in the event of a Change in Control, no earlier than the November Date, by surrender of this Warrant to the Company at its office maintained pursuant to Section 10.2(a) hereof, accompanied by the purchase form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder and accompanied by payment, in cash or by certified or official bank check payable to the order of the Company (or by any combination of such methods), in the amount obtained by multiplying (a) the number of Warrant Shares (without giving effect to any adjustment thereof) designated in the purchase form by (b) the Initial Warrant Price, and such holder shall thereupon


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            be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in Sections 2 through 4 hereof.

    1.1.2. Cashless Exercise. The holder may, in lieu of delivery of the check or cash described in Section 1.1.1. above, exercise this Warrant on a "cashless" basis and pay the purchase price by delivering to the Company a duly completed and executed purchase form providing for payment of the Warrant Price by cancellation of a number of Warrant Shares having a Current Market Price equal to the Warrant Price of the Warrant Shares being purchased.

      1.2. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1 hereof, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in Section
1.3 hereof shall be deemed to have become the holder or holders of record thereof.

      1.3. Delivery of Stock Certificates, etc. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within five Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or, subject to Section 6 hereof, as such holder (upon payment by such holder of any applicable transfer taxes) may direct:

      (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share on the Business Day next preceding the date of such exercise; and

      (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, dated the date hereof and calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section 1.1 hereof.

2. ADJUSTMENT OF COMMON STOCK ISSUABLE UPON EXERCISE.

      2.1. General; Number of Shares; Warrant Price. The number of shares of Common Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 2) be issuable upon such exercise, as designated by the holder hereof pursuant to
Section 1.1 hereof, by the fraction of which (a) the numerator is the Initial Warrant Price and (b) the denominator is the Warrant Price in effect on the date of such exercise. The "Warrant Price" shall initially be the Initial Warrant Price, shall be adjusted and readjusted from time to time as provided in this
Section 2 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 2.

      2.2. Adjustment of Warrant Price; Issuance of Additional Shares of Common Stock. In case the Company at any time or from time to time after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 2.3 or
2.4 hereof) without consideration or for a consideration per share less than the Current Market Price in effect immediately prior to such issue or sale, then, and in each such case, subject to Section 2.7 hereof, such


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Warrant Price shall be reduced, concurrently with such issue or sale, to a price
(calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction:

      (a) the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale price plus
            (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the Current Market Price; and

      (b) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale.

      2.3 Treatment of Options and Convertible Securities. In case the Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options or Convertible Securities, then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number the purpose of which is to protect against dilution) at any time issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading); provided, however, that such Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 2.5 hereof) of such shares would be less than the Current Market Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be; and provided, further, that in any such case in which Additional Shares of Common Stock are deemed to be issued:

      (a) no further adjustment of the Warrant Price shall be made upon the exercise of such options or the conversion or exchange of such Convertible Securities and the consequent issue or sale of Convertible Securities or shares of Common Stock;

      (b) if such options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Warrant Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

      (c) upon the expiration (or purchase by the Company and cancellation or retirement) of any such options which shall not have been exercised, or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by the Company and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the Warrant Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon


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            (and effective as of) such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

            (i) in the case of Options or Convertible Securities, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

            (ii) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to Section 2.5 hereof) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised; and

If the consideration provided for in any Option or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Security shall be reduced, or the rate at which any option is exercisable or any Convertible Security is convertible into or exchangeable for shares of Common Stock shall be increased, at any time under or by reason of provisions with respect thereto designed to protect against dilution, then, effective concurrently with each such change, the Warrant Price then in effect shall first be adjusted to eliminate the effects (if any) of the issuance (or deemed issuance) of such Option or Convertible Security on the Warrant Price and then readjusted as if such Option or Convertible Security had been issued on the date of such change with the terms in effect after such change, but only if as a result of such adjustment the Warrant Price then in effect hereunder is thereby reduced.

      2.4. Treatment of Stock Dividends, Stock Splits, etc. In case the Company at any time or from time to time after the date hereof shall declare or pay any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

      2.5. Computation of Consideration. For the purposes of this Section 2:

      (a) the consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration:

            (i) insofar as it consists of cash, be computed without deducting any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale;


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

            (ii) insofar as it consists of property (including securities) other than cash, and insofar as it consists neither of cash nor of other property, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of the Company; and

            (iii) in case Additional Shares of Common Stock are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i) and (ii) above, allocable to such Additional Shares of Common Stock, all as determined in good faith by the Board of Directors of the Company;

      (b) Additional Shares of Common Stock deemed to have been issued pursuant to Section 2.3 hereof shall be deemed to have been issued for a consideration per share determined by dividing:

            (i) the total amount of cash and other property, if any, received and receivable by the Company as direct consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration the purpose of which is to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing clause (a), by

            (ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number the purpose of which is to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities; and

      (c) Additional Shares of Common Stock deemed to have been issued pursuant to Section 2.4 hereof shall be deemed to have been issued for no consideration.

      2.6. Adjustments for Combinations, etc. In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

      2.7. Minimum Adjustment of Warrant Price. If the amount of any adjustment of the Warrant Price required pursuant to this Section 2 would be less than one-tenth (1/10) of one percent (1%) of the Warrant Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one tenth (1/10) of one percent (1%) of such Warrant Price.

      2.8. Shares Deemed Outstanding. For all purposes of the computations to be made pursuant to this Section 2, (i) there shall be deemed to be outstanding all shares of Common Stock issuable pursuant to the exercise of Options and conversion of Convertible Securities outstanding on October 31, 1998, (ii) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to


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

Section 2.3 or 2.4 hereof, such Additional Shares shall be deemed to be outstanding, (iii) treasury shares shall not be deemed to be outstanding, and (iv) no adjustment shall be made in the Warrant Price upon the issuance of shares of Common Stock pursuant to Options and Convertible Securities so deemed to be outstanding, but this Section 2.8 shall not prevent other adjustments in the Warrant Price arising by virtue of such outstanding Options or Convertible Securities pursuant to the provisions of Section 2.3 hereof; provided, however, that, for purposes of calculating adjustments to the Warrant Price, there shall be deemed to be outstanding immediately after giving effect to any issuance of shares of Common Stock, Options or Convertible Securities all shares of Common Stock issuable upon the exercise of Options and conversion of Convertible Securities then outstanding (including without limitation the Warrants) after giving effect to anti-dilution provisions contained in all such outstanding options and Convertible Securities which cause an adjustment in the number of shares of Common Stock so issuable, either by virtue of such issuance of shares of Common Stock, Options or Convertible Securities or by virtue of the operation of such anti-dilution provisions. Notwithstanding the foregoing, no adjustment in the number of shares of Common Stock into which this Warrant is exercisable shall be made upon the issuance of shares of Common Stock upon exercise of options granted under the Company's 1984 Stock Option Plan, as amended, 1992 Equity Incentive Plan, as amended, 1995 Equity Incentive Plan, as amended, or 1997 Incentive Compensation Plan, or upon the grant or exercise of Options or Convertible Securities or issuance of Common Stock, to officers, employees and directors of, or consultants or lenders to, the Company or its subsidiaries pursuant to arrangements, contracts or plans approved by the Board of Directors of the Company (and by an independent committee thereof with respect to grants and issuances to directors) for compensatory purposes.

3. CONSOLIDATION, MERGER, ETC.

      3.1. Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc. In case the Company after the date hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or Other Securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person, or (d) shall effect a capital reorganization or reclassification of the Common Stock or Other Securities (other than a capital reorganization or reclassification to the extent that such capital reorganization or reclassification results in the issue of Additional Shares of Common Stock for which adjustment in the Warrant Price is provided in
Section 2.2 hereof), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Warrant Price in effect at the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the greatest amount of securities, cash or other property to which such holder would actually have been entitled as a shareholder upon such consummation if such holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Sections 2, 3 and 4 hereof.

      3.2. Assumption of Obligations. Notwithstanding anything contained in the Warrants to the contrary, the Company will not effect any of the transactions described in clauses (a) through (d) of Section 3.1 hereof unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of this warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Company, (a) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant) and
(b) the obligation to deliver to such holder such shares of


                                     - 7 -
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stock, securities, cash or property as, in accordance with the foregoing provisions of this Section 3, such holder may be entitled to receive.

4. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, intentionally avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding, and (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

5. NOTICES OF CORPORATE ACTION. In the event of

      (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any Other Securities or property, or to receive any other right, or

      (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

      (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

      (d) any issuance of any Common Stock, Convertible Security or Option by the Company requiring an adjustment of the Warrant Price pursuant to
            Section 2.2 hereof,

the Company will mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up and a description in reasonable detail of the transaction, and (iii) the date of such issuance, together with a description of the security so issued and the consideration received by the Company therefor. Such notice shall be mailed at least 10 days prior to the date therein specified.

6. [Deleted].

7. RESTRICTIONS ON TRANSFER.


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

      7.1. Restrictive Legends. Except as otherwise permitted by this Section 7, each certificate for Common Stock (or Other Securities) issued upon the exercise of any Warrant, each certificate issued upon the direct or indirect transfer of any such Common Stock (or Other Securities), and each Warrant issued upon direct or indirect transfer or in substitution for any Warrant pursuant to Section 10 hereof shall be transferable only upon satisfaction of the conditions specified in this Section 7 and shall be stamped or otherwise imprinted with appropriate legends referring to such restrictions and any other legend referred by law.

      7.2 Notice of Proposed Transfer; Opinions of Counsel. Prior to any transfer of any Restricted Securities which are not registered under an effective registration statement under the Securities Act, the holder thereof will give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with this Section 7.2. Each such notice (a) shall describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinions referred to below, and (b) shall designate counsel for the holder giving such notice. The Company will promptly submit a copy thereof to its counsel. The following provisions shall then apply:

            (i) If in the opinion of both such counsel the proposed transfer may be effected without registration of such Restricted Securities under the Securities Act, such holder shall thereupon be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by such holder to the Company. Each certificate representing such Restricted Securities issued upon or in connection with such transfer shall bear the restrictive legends required by
                  Section 7.1 hereof. If for any reason counsel for the Company (after having been furnished with the information required to be furnished by clause (a) of this Section 7.2) shall fail to deliver an opinion to the Company as aforesaid within 15 days after such information has been furnished, then for all purposes of this Agreement the opinion of counsel for the Company shall be deemed to be the same as the opinion of counsel for such holders.

            (ii) If in the opinion of either of or both such counsel the proposed transfer may not legally be effected without registration of such Restricted Securities under the Securities Act (such opinion or opinions to state the basis of the legal conclusions reached therein), the Company will promptly so notify the holder thereof and thereafter such holder shall not be entitled to transfer such Restricted Securities until either (x) receipt by the Company of a further notice from such holder pursuant to the foregoing provisions of this Section 7.2 and fulfillment of the provisions of clause (i) above or (y) such Restricted Securities have been effectively registered under the Securities Act.

The Company will pay the reasonable fees and disbursements of counsel for the Company in connection with all opinions rendered by them pursuant to this
Section 7.2 and pursuant to Section 7.3 hereof.

      7.3. Termination of Restrictions. The restrictions imposed by this Section 7 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when such Restricted Securities shall have been effectively registered under the Securities Act, or (b) when, in the opinions of both counsel for the holder thereof and counsel for the Company, such restrictions are no longer required in order to insure compliance with the Securities Act. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new securities of like tenor not bearing the applicable legends required by Section
7.1 hereof.

8. AVAILABILITY OF INFORMATION. The Company will comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act and will comply with all other public information reporting requirements of the Commission (including Rule 144 promulgated by the Commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any Restricted Securities. The Company will also cooperate with each holder of any Restricted Securities in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Securities. The Company will furnish to each holder of any Warrants, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the Commission.

9. RESERVATION OF STOCK, ETC. The Company will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Common Stock of each class (or Other Securities) from time to time issuable upon exercise of all Warrants at the time outstanding. All shares of Common Stock (or Other Securities) issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof.

10. OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANTS.

      10.1. Ownership of Warrants. The Company may treat the person in whose name any Warrant is registered on the register kept at the office of the Company maintained pursuant to Section 10.2(a) hereof as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Section 7 hereof, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

      10.2. Office; Transfer and Exchange of Warrants.

      (a) The Company will maintain an office (which may be an agency maintained at a bank) in Newark, Delaware where notices, presentations and demands in respect of this Warrant may be made upon it. Such office shall be maintained at 220 S. Continental Drive, Suite 407, Newark, Delaware, 19713 until such time as the Company shall notify the holders of the Warrants of any change of location of such office.

      (b) The Company shall cause to be kept at its office maintained pursuant to Section 10.2(a) hereof a register for the registration and transfer of the Warrants. The names and addresses of holders of Warrants, the transfers thereof and the names and addresses of transferees of Warrants shall be registered in such register. The Person in whose name any Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

      (c) Upon the surrender of this Warrant to the Company, at the office maintained pursuant to Section 10.2(a) hereof, for transfer or exchange by the holder, with, in the case of a transfer, the Assignment Form attached hereto (or a reasonable facsimile thereof) duly executed by such holder, the Company at its expense will (subject to compliance with Section 7 hereof, if applicable) execute and deliver a new Warrant or Warrants of like tenor in the name, as the case may be, of the assignee(s) (upon payment by the holder of any applicable transfer taxes), or the holder, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

      10.3. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such warrant for cancellation at the office of the Company maintained pursuant to Section 10.2(a) hereof, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

11. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

      Additional Shares of Common Stock: All shares (including treasury shares) of Common Stock issued or sold (or, pursuant to Section 2.3 or 2.4 hereof, deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than the shares of Common Stock issued upon the exercise of Warrants.

      Business Day: Any day other than a Saturday or a Sunday or a day on which commercial banking institutions in New York, New York or Newark, Delaware are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

      Change in Control: A Change in Control shall be deemed to occur if:

            (i) any "person" as defined in Section 3(a)(9) of the Exchange Act, and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act but excluding the Company and any subsidiary and any employee benefit plan sponsored or maintained by the Company or any subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing at least 40% of the combined voting power of the Company's then-outstanding securities;

            (ii) the stockholders of the Company approve a merger, consolidation, recapitalization, or reorganization of the Company, or a reverse stock split of any class of voting securities of the Company, or the consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 60% of the total voting power represented by the voting securities of the Company or the surviving entity outstanding immediately after such transaction being beneficially owned by persons who together beneficially owned at least 80% of the combined voting power of the voting securities of the Company outstanding immediately prior to such transaction; provided that, for purposes of this paragraph (ii), such continuity of ownership (and preservation of relative voting power) shall be deemed satisfied if the failure to meet such 60% threshold is due solely to the acquisition of voting securities by an employee benefit plan of the Company or such surviving entity or of any subsidiary of the Company or such surviving entity;

            (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets (or any transaction having a similar effect); or

            (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company, together with any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (i), (ii), or (iii) hereof) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors."

      Commission: The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

      Common Stock: As defined in the introduction to this Warrant, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

      Company: As defined in the introduction to this Warrant, such term to include any corporation which shall succeed to or assume the obligations of the Company hereunder in compliance with Section 3 hereof.

      Convertible Securities: Any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

      Current Market Price: On any date specified herein, the average daily Market Price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no class of the Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

      Exchange Act: The Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      Expiration Date: As defined in the introduction to this Warrant.

      Market Price: On any date specified herein, the amount per share of Common Stock equal to (a) the last sale price of Common Stock, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which Common Stock is then listed or admitted to trading, or (b) if Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of Common Stock on such date, or (c) if there shall have been no trading on such date or if Common Stock is not so designated, the average of the closing bid and asked prices of Common Stock on such date as shown by the NASD automated quotation system, or (d) if Common Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made; provided, however, that notwithstanding the foregoing, in the case of the issuance of Additional Shares of Common Stock to a third party in an arm's length transaction, such price shall be the price at which such shares are issued.

      NASD: The National Association of Securities Dealers, Inc.

      Options: Rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

      Other Securities: Any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 3 hereof or otherwise.

      Person: A corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

      Purchasers: As defined in the introduction to this Warrant.

      Register, Registered, and Registration: A registration effected by preparing and filing a registration statement or similar document in compliance with the Securities act, and the automatic effectiveness or the declaration or ordering of effectiveness of such registration statement or document.

      Restricted Securities: All of the following: (a) any Warrants bearing the applicable legend or legends referred to in Section 7.1 hereof, (b) any shares of Common Stock (or Other Securities) which have been issued upon the exercise of Warrants and which are evidenced by a certificate or certificates bearing the applicable legend or legends referred to in such Section, (c) unless the context otherwise requires, any shares of Common Stock (or Other Securities) which are at the time issuable upon the exercise of Warrants and which, when so issued, will be evidenced by a certificate or certificates bearing the applicable legend or legends referred to in such Section.

      Securities Act: The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      Warrant Price: As defined in Section 2.1 hereof.

      Warrants: This Warrant, together with all other warrants initially issued as of October 31, 1991 to the holders of the Company's Subordinated Debentures, originally due January 1, 1998, in connection with such holders entering into a modification agreement with the Company with respect to reducing the principal amount of, and accrued interest on, the Subordinated Debentures, which Debentures are no longer outstanding as of the date of this Amended and Restated Warrant.

12. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein by an injunction against a violation of any of the terms hereof or otherwise.

13. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof of any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

14. NOTICES. Any notice or other communication in connection with this Warrant shall be deemed to be delivered if in writing (or in the form of a telex or telecopy) addressed as hereinafter provided and if either (x) actually delivered at said address (evidenced in the case of a telex by receipt of the correct answerback and evidenced in the case of a telecopy by a telecopy back to the sender) or (y) in the case of a letter, three

Business days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified:

                  (a) if to any holder, to the address set forth in the register kept at the office of the Company maintained pursuant to
                  Section 10.2(a) hereof; and

                  (b) if to the Company, to the attention of its Treasurer at its office maintained pursuant to Section 10.2(a) hereof, provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 1 hereof.

15. MISCELLANEOUS. Each reference in the Warrant to "this Agreement," "hereunder," "hereof," "herein," or words of like import referring to the Warrant, shall mean and be a reference to the Warrant. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Delaware. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

                                                  AUTOTOTE CORPORATION


                                                  By:___________________________
                                                     Martin E. Schloss
                                                     Vice President & Secretary

                                  PURCHASE FORM

                 (To be executed only upon exercise of Warrant)

To Autotote Corporation

      The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, ______________(1) shares of the Common Stock and herewith makes payment:

      Option 1

            of $______________ therefor, or

      Option 2

            by cancellation of a number of Warrant Shares having a Current Market Price equal to the Warrant Price of the Warrant Shares being purchased,

and requests that the shares of Common Stock be issued to:

                            Registration Instructions

      Name:     _________________________________________________

      Address:  _________________________________________________


Date:____________                   ____________________________________________
                                    (Signature)(must conform in all respects to name of holder as specified on the face of Warrant)

                                    ____________________________________________
                                                    (Street Address)

                                    ____________________________________________
                                    (City)      (State)     (Zip Code)

--------
(1) Insert the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for Additional Shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                                 ASSIGNMENT FORM

                 (To be executed only upon transfer of Warrant)

      FOR VALUE RECEIVED, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto:

      Name: _________________________________________________

      Address: _________________________________________________

the right represented by such Warrant to purchase ___________(1) shares of Common Stock of Autotote Corporation to which such Warrant relates, and appoints ______________ Attorney to make such transfer on the books of Autotote Corporation maintained for such purpose, with full power of substitution in the premises.

Date:____________                   ____________________________________________
                                    (Signature)(must conform in all respects to name of holder as specified on the face of Warrant)

                                    ____________________________________________
                                                    (Street Address)

                                    ____________________________________________
                                    (City)      (State)     (Zip Code)

Signed in the presence of:

________________________________

----------
(1) Insert the number of shares called for on the face of this Warrant (or, in the case of a partial assignment, the portion thereof as to which this Warrant is being assigned), in either case without making any adjustment for Additional Shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial assignment, a new Warrant or Warrants will be issued and delivered, representing the unassigned portion of the Warrant, to the holder surrendering the Warrant.